                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                  /s/ Peter A. Leidel
                                       ----------------------------------------

                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                /s/ Anthony R. Chase
                                       ----------------------------------------

                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                /s/ James H.S. Cooper
                                       ----------------------------------------

                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                /s/ David M. Cornell
                                       ----------------------------------------

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                /s/ Arlene R. Lissner
                                       ----------------------------------------

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                              /s/ Harry J. Phillips, Jr.
                                       ----------------------------------------

                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                  /s/ Tucker Taylor
                                       ----------------------------------------

                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Cornell Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Steven W. Logan his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Form 10-K under the said Securities Exchange Act of said corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned as officer or director, or both, of the Company to the Form 10-K or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as part of, as an exhibit to or in connection with said Form 10-K or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 2001.

                                                 /s/ Marcus A. Watts
                                       ----------------------------------------